UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
———————————————
FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 17, 2023
EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA
(Exact name of registrant as specified in its charter)

Arizona	333-65423	86-0222062
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Washington Boulevard, Jersey City, New Jersey		07310
(Address of principal executive offices)		(Zip Code)
(212) 554-1234
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events
Equitable Financial Life Insurance Company Of America (“EFLOA”), has filed this Current Report on Form 8-K (the “Form 8-K”) to provide a recast of the presentation of our financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 1, 2023 to reflect the impact of the adoption of the Financial Accounting Standards Board’s Accounting Standard Update 2018-12 Financial Services - Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts.
The following items of our Fiscal 2022 Form 10-K and related exhibits have been recast to reflect the changes due to LDTI implementation, to the extent applicable, and are filed as exhibits to this Form 8-K and incorporated herein by reference:
◦Exhibit 99.1
▪ Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
▪ Item 7A. Quantitative and Qualitative Disclosures About Market Risk
▪ Item 8. Financial Statements and Supplementary Data
The change to the presentation impacted the Company’s historical financial position, results of operations or cash flows, as reflected in the recast financial statements contained in Exhibit 99.1 to this Form 8-K. The recast financial statements also do not represent a restatement of previously issued financial statements. No attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the Fiscal 2022 Form 10-K, which appeared in Item 8 to the Fiscal 2022 Form 10-K as filed, or except as may be otherwise specifically provided in Exhibit 99.1 to this Form 8-K. Accordingly, this Form 8-K (including Exhibit 99.1) should be read in conjunction with the Fiscal 2022 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the Fiscal 2023 Form 10-K.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting
99.1	Revised items, where applicable, from Annual Report on Form 10-K for the year ended December 31, 2022: Management's Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE HOLDINGS, INC.

Date: May 17, 2023	By:	/s/ Ralph Petruzzo
	Name:	Ralph Petruzzo
	Title:	Associate General Counsel